UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2007
Natural Resource Partners L.P.
(Exact name of registrant as specified in its charter)

DELAWARE State or other jurisdiction of incorporation)	001-31465 (Commission File Number)	35-2164875 (IRS Employer Identification No.)
601 Jefferson, Suite 3600
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 751-7507
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As previously reported in its Current Report on Form 8-K, filed December 15, 2006, Natural Resource Partners L.P. (the “Partnership”) entered into a Contribution Agreement (the “Contribution Agreement”), dated December 14, 2006, by and among the Partnership, NRP (GP) LP, the general partner of the Partnership (the “General Partner”), NRP (Operating) LLC, a wholly owned subsidiary of the Partnership (“Operating”), Foresight Reserves LP (“Foresight”) and Adena Minerals, LLC (“Adena”) pursuant to which the Partnership, through Operating, agreed to acquire from Adena four entities that own approximately 49 million tons of coal reserves in West Virginia and Illinois, which are leased to active mining operations, as well as associated transportation and infrastructure assets at those mines. In connection with the closing (the “Closing”) of the transactions contemplated by the Contribution Agreement, which occurred on January 4, 2007, the Partnership and certain other parties executed the following agreements:
     Second Contribution Agreement
     At the Closing, the Partnership, the General Partner, Operating, Adena and Foresight executed a Second Contribution Agreement (the “Second Contribution Agreement”), pursuant to which the Partnership, through Operating, agreed to acquire from Adena two entities that own coal reserves in Meigs County, Ohio and associated transportation infrastructure. As consideration, Adena will receive 2,280,000 Class B units (unless the Partnership has received unitholder approval to issue common units representing limited partner interests in the Partnership (“Common Units”), in which case Adena will receive 2,280,000 Common Units), as well as an additional 9% interest in the General Partner and the Partnership’s outstanding incentive distribution rights. The transactions contemplated by the Second Contribution Agreement are expected to close, subject to customary closing conditions, upon commencement of production of the Ohio coal reserves, which is currently expected to occur in 2008 (the “Second Closing”).
     The Class B units (the “Class B Units”) are a new class of limited partnership interests in the Partnership that were first issued in connection with the Closing and will be converted to Common Units upon the approval of the Partnership’s unitholders (other than Adena and its affiliates). The Class B Units are subordinate to the Common Units, but senior to the subordinated units (the “Subordinated Units”), with respect to cash distributions (and in liquidation) and will be entitled to 110% of the cash distributions paid in respect of the Common Units if they have not been converted to Common Units by the first to occur of (a) the date six months following the Second Closing or (b) September 30, 2008. If the Second Closing has not occurred by September 30, 2008, any Class B Units issued by the Partnership at the Second Closing will be entitled to 110% of the cash distributions paid in respect of the Common Units if they have not been converted to Common Units by the date three months following the Second Closing. The Class B Units are not listed for trading on the New York Stock Exchange.
     A copy of the Second Contribution Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Restricted Business Contribution Agreement
     Also at the Closing, the Partnership, the General Partner, Operating and GP Natural Resource Partners LLC, a Delaware limited liability company (the “Managing General Partner,” and together with the Partnership, the General Partner and Operating, the “Partnership Entities”), and Christopher Cline, Foresight and Adena (collectively, the “Cline Entities,” and together with the Partnership Entities, the “Parties”), executed a Restricted Business Contribution Agreement (the “Restricted Business Contribution Agreement”). Pursuant to the terms of the Restricted Business Contribution Agreement, the Cline Entities and their affiliates are obligated to offer to the Partnership Entities any business owned, operated or invested in by the Cline Entities, subject to certain exceptions, that either (a) owns, leases or invests in hard minerals (a “Hard Mineral Business”) or (b) owns, operates, leases or invests in certain transportation infrastructure relating to future mine developments by the Cline Entities in Illinois. In addition, the Parties created an area of mutual interest (the “AMI”) encompassing the properties acquired by the Partnership pursuant to the Contribution Agreement. During the applicable term of the Restricted Business Contribution Agreement, the Cline Entities are obligated to contribute any coal reserves held or acquired by the Cline Entities or their affiliates within the AMI to an affiliate of the Partnership at no cost to the Partnership. In connection with the offer of a Hard Mineral Business by the Cline Entities to the Partnership Entities, including pursuant to the Second Contribution Agreement, the Parties will negotiate and agree upon an area of mutual interest around such Hard Mineral Business, which will supplement and become a part of the AMI.
     A copy of the Restricted Business Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On January 4, 2007, the Partnership, the General Partner and Operating completed the previously announced acquisition of four entities from Adena that own approximately 49 million tons of coal reserves in West Virginia and Illinois, which are leased to active mining operations, as well as associated transportation and infrastructure assets at those mines. The acquired reserves consist of 37 million tons at Adena’s Gatling mining operation in Mason County, West Virginia and 12 million tons adjacent to reserves owned by the Partnership at Adena affiliate Williamson Energy’s Pond Creek No. 1 mine in Southern Illinois. In consideration therefor, Adena received 3,913,080 Common Units, 541,956 Class B Units and a 22% interest in the General Partner and in the Partnership’s outstanding incentive distribution rights. Adena and Foresight are affiliates of The Cline Group, a private coal company that controls over 3 billion tons of coal reserves in the Illiniois and Northern Appalachian coal basins. The acquisition was effective for accounting and financial reporting purposes as of January 1, 2007.
     A copy of the press release announcing the Closing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 3.02. Unregistered Sale of Equity Securities.
     As previously reported in its Current Report on Form 8-K, filed December 15, 2006, the Partnership entered into the Contribution Agreement on December 14, 2006 pursuant to which the Partnership issued 3,913,080 Common Units and 541,956 Class B Units at the Closing. These Common Units and Class B Units were offered and issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.
     In addition, as discussed above in Item 1.01 of this Current Report, the Partnership entered into the Second Contribution Agreement on January 4, 2007. Pursuant to the terms of the Second Contribution Agreement, the Partnership will issue to Adena 2,280,000 Class B Units (unless the Partnership has received unitholder approval to issue Common Units, in which case the Partnership will issue 2,280,000 Common Units) at the Second Closing. The Class B Units have been offered and will be issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.
Item 3.03. Material Modification to Rights of Security Holders.
     At the Closing, the Partnership amended and restated its limited partnership agreement (the “Partnership Agreement”), which defines certain rights of the holders of interests in the Partnership, in order to, among other things, create the Class B Units and provide Adena with registration rights substantially similar to those held by other affiliates of the General Partner. The Class B Units are subordinate to the Common Units, but senior to the Subordinated Units, with respect to cash distributions (and in liquidation) and will be entitled to 110% of the cash distributions paid in respect of the Common Units if they have not been converted to Common Units by the first to occur of (a) the date six months following the Second Closing or (b) September 30, 2008. If the Second Closing has not occurred by September 30, 2008, any Class B Units issued by the Partnership at the Second Closing will be entitled to 110% of the cash distributions paid in respect of the Common Units if they have not been converted to Common Units by the date three months following the Second Closing. The Class B Units are entitled to vote together with the Common Units as a single class on any matter on which the Common Units are entitled to vote, except that the Class B Units are not entitled to vote on the conversion of the Class B Units to Common Units.
     A copy of the Partnership Agreement, as amended and restated, is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Investor Rights Agreement
     At the Closing, the General Partner, the Managing General Partner, Robertson Coal Management, LLC, the sole member of the Managing General Partner (“RCM”), and Adena executed an Investor Rights Agreement (the “Investor Rights Agreement”) pursuant to which Adena has been granted certain management rights. Specifically, Adena has the right to name two directors (one of which will be independent) to the board of directors of the Managing General Partner so long as Adena beneficially owns either 5% of the Partnership’s limited partnership interest or 5% of the General Partner’s limited partnership interest and so long as certain rights under the GP LLC Agreement (as defined below) have not been exercised by Adena or RCM. Adena has nominated J. Matthew Fifield, Managing Director of Adena, to serve as one of the two directors and anticipates nominating an independent director within three months of Closing. RCM has appointed, and the board of directors of the Managing General Partner has elected, Mr. Fifield as a director of the Managing General Partner effective as of the Closing. The independent director will be appointed to at least one committee of the board of directors of the Managing General Partner for which such director meets the applicable qualifications.
     A copy of the Investor Rights Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     GP LLC Agreement
     At the Closing, the Managing General Partner amended and restated its limited liability company agreement (the “GP LLC Agreement”) in order to, among other things, provide for the management rights granted to Adena in the Investor Rights Agreement.
     A copy of the GP LLC Agreement, as amended and restated, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     As discussed above in Item 3.03, which is incorporated herein by reference, the Partnership amended and restated the Partnership Agreement on January 4, 2007 to, among other things, create the Class B Units and provide certain registration rights to Adena.
Item 8.01. Other Events
     General Partner Partnership Agreement
     At the Closing, the General Partner amended and restated its limited partnership agreement (the “General Partner Partnership Agreement”) in order to, among other things, admit Adena as a limited partner.
     A copy of the General Partner Partnership Agreement, as amended, is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1	Second Contribution Agreement, dated January 4, 2007, by and among Foresight Reserves LP, Adena Minerals, LLC, NRP (GP) LP, Natural Resource Partners L.P. and NRP (Operating) LLC.

3.1	Fourth Amended and Restated Limited Liability Company Agreement of GP Natural Resource Partners LLC, dated as of January 4, 2007.

3.2	Third Amended and Restated Agreement of Limited Partnership of NRP (GP) LP, dated as of January 4, 2007.

4.1	Second Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated as of January 4, 2007.

10.1	Restricted Business Contribution Agreement, dated January 4, 2007, by and among Christopher Cline, Foresight Reserves LP, Adena Minerals, LLC, GP Natural Resource Partners LLC, NRP (GP) LP, Natural Resource Partners L.P. and NRP (Operating) LLC.

10.2	Investor Rights Agreement, dated January 4, 2007, by and among NRP (GP) LP, GP Natural Resource Partners LLC, Robertson Coal Management and Adena Minerals, LLC.

99.1	Press Release dated January 4, 2007.
*  The Schedules to the Second Contribution Agreement have been omitted in reliance upon Item 601(b)(2) of Regulation S-K and will be furnished supplementally to the Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Resource Partners L.P.
By:	NRP (GP) LP,
its general partner

By:	GP Natural Resource Partners LLC,
its general partner

By:	/s/ Wyatt Hogan
	Name:	Wyatt Hogan
	Title:	Vice President and General Counsel

January 4, 2007

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

2.1	Second Contribution Agreement, dated January 4, 2007, by and among Foresight Reserves LP, Adena Minerals, LLC, NRP (GP) LP, Natural Resource Partners L.P. and NRP (Operating) LLC.

3.1	Fourth Amended and Restated Limited Liability Company Agreement of GP Natural Resource Partners LLC, dated as of January 4, 2007.

3.2	Third Amended and Restated Agreement of Limited Partnership of NRP (GP) LP, dated as of January 4, 2007.

4.1	Second Amended and Restated Agreement of Limited Partnership of Natural Resource Partners L.P., dated as of January 4, 2007.

10.1	Restricted Business Contribution Agreement, dated January 4, 2007, by and among Christopher Cline, Foresight Reserves LP, Adena Minerals, LLC, GP Natural Resource Partners LLC, NRP (GP) LP, Natural Resource Partners L.P. and NRP (Operating) LLC.

10.2	Investor Rights Agreement, dated January 4, 2007, by and among NRP (GP) LP, GP Natural Resource Partners LLC, Robertson Coal Management and Adena Minerals, LLC.

99.1	Press Release dated January 4, 2007.